SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  April 12, 2005


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (513) 983-1100
                                                     --------------

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 7.01   REGULATION FD DISCLOSURE

     On April 12, 2005, The Procter & Gamble Company (the "Company") announced that the Board of Directors of the Company has unanimously agreed to submit and support a proposal at the annual meeting of shareholders in October 2005, to declassify its board structure and move to annual elections of directors. The Board said it was guided by shareholder opinion on this important issue of corporate governance.

     If approved by more than 50% of the shares outstanding, annual elections will be phased in during the next three years so that by the annual meeting in 2008, all directors will be elected annually for one-year terms.

     The Company is furnishing this 8-K pursuant to Item 7.01, "Regulation FD Disclosure."

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY

                                       /S/ CHRIS B. WALTHER
                                       -------------------------------------
                                       Chris B. Walther, Associate General
                                       Counsel and Assistant Secretary
                                       April 12, 2005


                                    EXHIBITS

99.    News Release by The Procter & Gamble Company dated April 12, 2005.